EXHIBIT 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our reports included (or incorporated by reference) in this Form 10-K, into D.R. Horton, Inc's previously filed Registration Statements as follows:

                Form S-3                  Registration No.   333-27521
                                          Registration No.   333-57193
                Form S-4                  Registration No.   333-56491
                Form S-8                  Registration No.   33-48874
                                          Registration No.   33-83162
                                          Registration No.   333-3570
                                          Registration No.   333-3572
                                          Registration No.   333-47767
                                          Registration No.   333-51473



                                                  /s/ARTHUR ANDERSEN LLP



Phoenix, Arizona,
   December 4, 1998.